                                                                   EXHIBIT 1.1




                                $125,000,000

                            CHIEF AUTO PARTS INC.

                         ___% Senior Notes Due 2005


                           UNDERWRITING AGREEMENT


                                                                 _______ _, 1997


CREDIT SUISSE FIRST BOSTON CORPORATION
SALOMON BROTHERS INC
    c/o Credit Suisse First Boston Corporation
          Eleven Madison Avenue
          New York, N.Y. 10010-3629

Ladies and Gentlemen:

     1. Introductory. Chief Auto Parts Inc. , a Delaware corporation ("Company"), proposes to issue and sell $125,000,000 principal amount of its ___ % Senior Notes Due 2005 ("Securities") to be issued under an indenture, dated as of __________, 1997 ("Indenture"), between the Company and First Trust National Association, as Trustee. As described in the Prospectus (as defined below), the offering of the Securities is part of a recapitalization (the "Recapitalization") of the Company. The elements of the Recapitalization consist of (i) the completion of the offering of the Securities, (ii) the exercise of outstanding options to purchase 4,839.97 shares of common stock of the Company, par value $.01 per share, by holders of such options, (iii) the repayment by members of management of the Company of a portion of the amounts owed to the Company under certain promissory notes, (iv) the establishment of a new credit facility (the "New Credit Facility"), which will provide for a $100.0 million revolving credit facility and (v) the application of the aggregate net proceeds from the foregoing as set forth in the Prospectus under "Use of Proceeds."

     The Company hereby agrees with the several Underwriters named in Schedule A hereto ("Underwriters") as follows:

     2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:

              (a) A  registration  statement  (No.  333-24029)  relating  to the
         Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (i) has been declared effective under the Securities Act of 1933, as amended ("Act"), and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("initial registration statement") has been declared effective, either (i) an additional registration statement ("additional registration statement") relating to the Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Underwriters that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Underwriters that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Underwriters that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "Registration

          Statements" and individually as a "Registration Statement". The form of prospectus relating to the Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

              (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended ("Trust Indenture Act") and the rules and regulations of the Commission promulgated thereunder ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the applicable requirements of the Act, the Trust Indenture Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omit to state any material fact or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: (i) as of its Effective Date, the Initial Registration Statement will comply as to form in all material respects to the applicable requirements of the Act, the Trust Indenture Act and the Rules and Regulations, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed and (ii) The Prospectus, at the time of its filing pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included will not include any untrue statement of material fact or omit to state any material fact necessary, in the light of the circumstances under which they were made, not misleading. The two preceding sentences do not apply to (i) that part of a Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

              (c) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, has the power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to have such power or authority or to be so qualified would not have a Material Adverse Effect (as defined).

               (d) The Company has no subsidiaries other than CAP Acquisition Corp., a Delaware corporation. CAP Acquisition Corp. is inactive and has total assets less than $10,000. All of the issued and outstanding capital stock of CAP Acquisition Corp. is owned directly by the Company.

               (e) The Indenture has been duly authorized by the Company and, if the Effective Time of a Registration Statement is prior to the execution and delivery of this Agreement, has been or otherwise upon such Effective Time will be duly qualified under the Trust Indenture Act with respect to the Securities registered thereby; the Securities have been duly authorized by the Company; and when the Securities are delivered, authenticated by the Trustee in accordance with the provisions of the Indenture and paid for pursuant to this Agreement on the Closing Date (as defined below), the Indenture will have been duly executed and delivered by the Company, such Securities will have been duly executed, issued and delivered and will conform in all material respects to the description thereof contained in the Prospectus and the Indenture, when duly executed and delivered by the Trustee, and such Securities, when duly authenticated by the Trustee, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and remedies generally and to general equity principles (regardless of whether enforcement is sought in a proceeding at law or in equity).

               (f) Other than this Agreement, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering of the Securities.

               (g) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include securities of the Company owned or to be owned by such person in the securities registered pursuant to the Registration Statement and, except as disclosed in the Prospectus, and except for the currently outstanding warrants to purchase 6,090.1 shares of the Company's Common Stock, no such person has the right to require the Company to file a registration statement under the Act with respect to any securities of the Company.

               (h) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation by the Company of the transactions contemplated by this Agreement in connection with the issuance and sale of the Securities by the Company, except such as have been or, prior to the Closing Date, will have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state securities or "blue sky" laws.

               (i) Each of the execution, delivery and performance by the Company of the Indenture and this Agreement, the consummation by the Company of each element of the Recapitalization and the issuance and sale of the Securities and compliance by the Company with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (assuming compliance with all applicable state securities or "blue sky laws and, for purposes of this clause 2(i) only, the Act) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its properties, or any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, (except as would not have Material Adverse Effect) or the charter or by-laws of the

          Company, and the Company has all requisite power and authority to authorize, issue and sell the Securities as contemplated by this Agreement.

               (j) This Agreement has been duly authorized, executed and delivered by the Company.

               (k) The Company has good and marketable title to all real properties and good title to all other properties and assets owned by it, in each case free from liens, encumbrances and defects, except as described in the Prospectus or to the extent the failure to have such title or the existence of such liens, encumbrances or defects would not have, individually or in the aggregate, a Material Adverse Effect, other than liens granted to the Company's lender under the Existing Credit Facility or to be granted under the New Credit Facility; and the Company holds any leased real or personal property under valid and enforceable leases with no exceptions, except as described in the Prospectus or to the extent the failure to so hold or the existence of such exceptions would not have, individually or in the aggregate, a Material Adverse Effect.

               (l) The Company possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company (a "Material Adverse Effect").

               (m) No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is threatened that would reasonably be expected to have a Material Adverse Effect.

               (n) The Company owns, possesses or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by it and has not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

               (o) The Company is not in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), does not own or operate any real property contaminated with any substance that is subject to any environmental laws, is not liable for any off-site disposal or contamination pursuant to any environmental laws, or is not subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect, and the Company is not aware of any pending investigation which might reasonably be expected to lead to such a claim.

               (p) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company or any of its properties that, if determined adversely to the Company, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture or this Agreement, or which are otherwise material in the context of the sale of the Securities; and no such actions, suits or proceedings are, to the Company's knowledge, threatened or contemplated.

               (q) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; the schedules included in each Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements (including the notes thereto) included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts. With respect to the Company, Price Waterhouse LLP is an independent public accounting firm within the meaning of the Act and the Rules and Regulations.

               (r) The Company does not have any material liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which it makes or ever has made a contribution and in which any employee of it is or has ever been a participant. With respect to such plans, the Company is in compliance in all material respects with all applicable provisions of ERISA.

               (s) The Company has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all material taxes shown as due thereon; and other than tax deficiencies which the Company is contesting in good faith and for which the Company has provided adequate reserves, there is no tax deficiency that has been asserted against the Company that would have, individually or in the aggregate, a Material Adverse Effect.

               (t) Except as disclosed in the Prospectus, since the date of the latest financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

               (u) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be required to register as an "investment company" or an entity "controlled" by an investment company, as such terms are defined in the Investment Company Act of 1940, as amended.

               (v) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes and the Company agrees to comply with such Section if prior to the completion of the distribution of the Securities it commences doing such business.

               (w) A true and correct copy of the executed New Credit Facility has been or will be delivered to the Underwriters and counsel to the Underwriters on or prior to the Closing Time. The Company has the corporate power to execute, deliver and perform the terms and provisions of the New Credit Facility to be performed by it and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the New Credit Facility. The New Credit

          Facility, when executed and delivered by the Company (assuming due authorization, execution and delivery thereof by the other parties thereto) will be a valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforceability or creditors' rights and remedies generally and by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law). If the New Credit Facility has already been executed, there have been no amendments, alterations, modifications or waivers of the provisions thereof. The New Credit Facility or will conform in all material respects to the description thereof in the Prospectus.

              (x) Immediately after the consummation of the Recapitalization, the fair market value and present fair saleable value of the assets of the Company will exceed the sum of its stated liabilities and identified contingent liabilities; the Company is not, nor will it be, after giving effect to the execution, delivery and performance of this Agreement and the consummation of the Recapitalization, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.

    3. Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of ___% of the principal amount thereof plus accrued interest from to the Closing Date, the respective principal amounts of Securities set forth opposite the names of the Underwriters in Schedule A hereto.

     The Company will deliver against payment of the purchase price the Securities in the form of one or more permanent global Securities in definitive form (the "Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global Securities will be held only in book-entry form through DTC[, except in the limited circumstances provided for by the procedures of DTC]. Payment for the Securities shall be made by the Underwriters in Federal (same day) funds by official bank check or checks drawn to the order of the Company or wire transfer to a bank account of the Company, designated at least 2 business days prior to the Closing Date, at the office of Cahill Gordon & Reindel at 9:00 A.M., (New York time), on or at such other time not later than seven full business days thereafter as Credit Suisse First Boston Corporation ("CSFB") and the Company determine, such time being herein referred to as the "Closing Date", against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Securities. The Global Securities will be made available for checking at the office of Cahill Gordon & Reindel at least 24 hours prior to the Closing Date.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

     5. Certain Agreements of the Company. The Company agrees with the several Underwriters that:

              (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) within the time period prescribed in such Rule. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Companywill file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

              (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

              (c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend or supplement the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

              (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement (which need not be certified by an independent public accountant) covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

              (e) The Company will furnish to the Underwriters copies of each Registration Statement (3 of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC reasonably requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

               (f) The Company will take such action as the Underwriters may reasonably request to qualify the Securities for offering and sale and the determination of their eligibility for investment under the laws of such jurisdictions as CSFBC designates and to comply with such laws so as to permit the continuance of such qualifications in effect so long as required for the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not so qualified or so subject.

               (g) For and during the period ending on the date no Securities are outstanding, the Company will furnish to the Underwriters copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or the holders of the Securities and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

               (h) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

               (i) The Company will pay all expenses incident to the performance of its obligations under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Securities, for the filing fee incident to the review by the National Association of Securities Dealers, Inc. of the Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

         6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Securities on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) The Underwriters shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Price Waterhouse LLP confirming that, with respect to the Company, they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

               (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

               (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

               (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other procedures specified in such letter nothing came to their attention that caused them to believe that:

                    (A) the unaudited financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                    (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net assets as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                    (C) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year in consolidated net sales or net operating income, income before extraordinary items, net income or in the ratio of earnings to fixed charges, except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur; and

          (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results.

     For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "Registration

     Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements.

          (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to the Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission.

          (c) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the officers of the Company made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of the Closing Date; the Company shall have performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

          (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company which, in the judgment of CSFBC is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York State authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of CSFBC, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities.

          (e) The Underwriters shall have received an opinion, dated such Closing Date, of Gibson Dunn & Crutcher LLP, counsel for the Company, to the effect that:

               (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, has the requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to have such power or authority or to be so qualified would not have a Material Adverse Effect;

               (ii) The Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act; the Securities delivered on the Closing Date have been duly authorized, executed, and assuming due authentication thereof by the Trustee, issued and delivered by the Company and conform in all material respects to the description thereof contained in the Prospectus; and the Indenture and the Securities (when paid for by the Underwriters in accordance with this Agreement) delivered on the Closing Date constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms (assuming due execution and delivery by the other parties thereto), subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and remedies generally and to general equity principles (regardless of whether enforcement is sought in a proceeding at law or in equity);

               (iii) There are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to include securities owned or to be owned by such person in the securities registered pursuant to the Registration Statement and, except as disclosed in the Prospectus and except for the currently outstanding warrants to purchase 6,090.1 shares of the Company's common Stock, no such person has the right to require the Company to file a registration statement under the Act with respect to any securities of the Company.

               (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation by the Company of the transactions contemplated by this Agreement in connection with the issuance or sale of the Securities by the Company, except such as have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state securities or "blue sky" laws;

               (v) Each of the execution, delivery and performance by the Company of the Indenture and this Agreement, the consummation by the Company of each element of the Recapitalization and the issuance and sale of the Securities and compliance by the Company with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (assuming compliance with all applicable state securities or "blue sky" laws and, for purposes of this clause (v) only, the Act), any statute, any rule, regulation or order known to such counsel of any governmental agency or body or any court having jurisdiction over the Company or any of its properties, or any agreement or instrument [identified to such counsel in a certificate of the Company as being a material instrument] to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, or the charter or by-laws of the Company. The Company has the requisite corporate authority to authorize, issue and sell the Securities as contemplated by this Agreement;

               (vi) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be). To the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act. Such counsel does not have actual knowledge of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or [(based solely upon such counsel's review of the Company's corporate records, minute books, charter documents and those contracts of the Company identified to such counsel as material in a certificate of the Company)] of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required.

               (vii) This Agreement has been duly authorized, executed and delivered by the Company;

               (viii) Except as disclosed in the Prospectus, to the best of such counsel's knowledge, there are no pending actions, suits or proceedings against or affecting the Company or its properties that, if determined adversely to the Company, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture or this Agreement, or which are otherwise material in the context of the sale of the Securities; and no such actions, suits or proceedings are to the Company's knowledge, threatened or, contemplated;

               (ix) The Company is not, nor immediately after the sale of the Securities and the application of the proceeds from such sale as described in the Prospectus will it be, required to register as an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended;

               (x) The Company has the corporate power to execute, deliver and perform the terms and provisions of the New Credit Facility and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the New Credit Facility. The Company has duly executed and delivered the New Credit Facility. Assuming due authorization, execution and delivery thereof by the other parties thereto, the New Credit Facility is a valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability or creditors' rights and remedies generally and by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

               (xi) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization".

          Such counsel shall state that such counsel has participated in the preparation of the Registration Statement and the Prospectus and in conferences with officers and other representatives of the Company, representatives of the independent auditors of the Company and representatives of the Underwriters at which conferences the contents of the Registration Statements and the Prospectus and related matters were discussed. Such counsel may also state that because the purpose of their professional engagement was not to establish or confirm factual matters and because the scope of their examination of the affairs of the Company did not permit them to verify the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus, they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus, except to the extent set forth in the last sentence of this paragraph. Such counsel also shall state that, on the basis of the foregoing except for the financial statements and schedules and other financial data included therein and the Form T-1, as to which such counsel need express no opinion or belief (a) such counsel is of the opinion that the Registration Statement at the time it became effective complied as to form in al material respects with the relevant requirements of the Act and the Rules and Regulations and (b) nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement at the time it became effective contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its date and as of the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel shall also state that, insofar as the statements contained in the Registration Statement and the Prospectus under the caption "Description of Notes" constitute a summary of documents and legal matters referred to therein, such statements are accurate in all material respects.

          In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

          (f) The Underwriters shall have received from Cahill Gordon & Reindel, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the validity of the Securities delivered on the Closing Date, the Registration Statements, the Prospectus and other related matters as the Underwriters may require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (g) The Underwriters shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company except as set forth in or contemplated by the Prospectus or as described in such certificate.

          (h) The Underwriters shall have received a letter, dated such Closing Date, of Price Waterhouse LLP which meets the requirements of subsection
     (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

          (i) The Underwriters shall have received a true and correct copy of the New Credit Facility, dated the Closing Date, and there shall have been no material amendments, alterations, modifications or waivers of any provisions of the New Credit Facility, and there exists on and as of the Closing Date (after giving effect to the transactions contemplated by this Agreement) no condition that would constitute a Default or an Event of Default (each as defined in the New Credit Facility) under the New Credit Facility.

          (j) The Indenture shall have been duly executed and delivered by the Company and the Trustee, and the Securities shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

          (k) On or prior to the Closing Date, the Underwriters shall have received an opinion from Houlihan Lokey, Howard & Zukin, in form and substance satisfactory to the Underwriters, regarding the solvency of the Company.

          (l) On or prior to the Closing Date, of the Company shall have consummated each element of the Recapitalization as described in the Prospectus.

          (m) On the Closing Date, counsel for the Underwriters shall have been furnished and documents as they may reasonably require in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all opinions and certificates mentioned above or elsewhere in this Agreement shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

The Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and documents as the Underwriters reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder.

     7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through CSFBC specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below and, provided, further, that as to any preliminary prospectus, this Section 7(a) shall not inure to the benefit of any Underwriter on account of any loss, claim, damage, liability or action from the sale of the Securities, if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person if required under the Act, and the untrue statement or alleged untrue statement or omission or alleged omission in such preliminary prospectus was connected to the Prospectus, unless, in either case, such failure to deliver the Prospectus was a result of noncompliance by the Company with Section 5(c).

     (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages or liabilities, joint or several, to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legend concerning over-allotments, stabilizing transactions, syndicate short covering transactions and penalty bids on the inside front cover page, the third paragraph under the caption "Underwriting" and the last two paragraphs under the caption "Underwriting."

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. No indemnifying party shall be liable for any settlement of any such claim or actin effected without its written consent (which consent shall not be unreasonably withheld).

     (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

     8. Default of Underwriter. If any Underwriter or Underwriters default in their obligations to purchase Securities hereunder on the Closing Date and the aggregate principal amount of Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of Securities that the Underwriters are obligated to purchase on the Closing Date, CSFBC may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Securities that such defaulting Underwriters agreed but failed to purchase on the Closing Date. If any Underwriter or Underwriters so default and the aggregate principal amount of Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Company for the purchase of such Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default. The Company shall not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective Underwriters, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If this Agreement is terminated pursuant to
Section 8 or if for any reason the purchase of the Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 shall remain in effect, and if any Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(d), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered, faxed or telegraphed and confirmed to the Underwriters, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at One Lincoln Centre, Suite 200, 5400 LBJ Freeway, Dallas, Texas 75240, Attention: Chief Executive Officer. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by CSFBC.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

     12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

     The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with the Underwriters' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Underwriters in accordance with its terms.

                                 Very truly yours,

                                          CHIEF AUTO PARTS INC.

                                          By__________________________
                                          Name:
                                          Title:




The foregoing  Underwriting Agreement
  is hereby confirmed and accepted as
  of the date first above written.



CREDIT SUISSE FIRST BOSTON CORPORATION


By: ___________________________________
      Name:
      Title:


SALOMON BROTHERS INC


By: ___________________________________
      Name:
      Title:

                                   SCHEDULE A


                                                          Principal Amount
         Underwriter                                        of Securities
         -----------                                        -------------


Credit Suisse First Boston Corporation                    $

Salomon Brothers Inc


                                                             -----------

                                                             $125,000,000
                                                             ------------